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                                Exhibit 23(j)(3)
                         Consent of Arthur Andersen LLP

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 12,1999, and to all references to our Firm included in or made a part of this Post Effective Amendment No. 11 to the One Group Investment Trust's registration statement on Form N-1A under the Securities Act of 1933.



                                              /s/ Arthur Andersen LLP


Detroit, Michigan,
March 22, 1999.